================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                               (Amendment no. 1)


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 22, 2000


                            Alcan Aluminium Limited
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Canada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   1-3677                            Inapplicable
           ----------------------        ------------------------------------
           Commission File Number        (I.R.S. Employer Identification No.)


         1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
        ---------------------------------------------------------------
        (Address of principal executive offices, including postal code)


                                 (514) 848-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



================================================================================

ITEM 5.  Other Events
         ------------

         This is being an amendment to include the Termination Agreement of the three-way Agreement as it relates to Pechiney and the Agreement relating to the French Exchange Offer, attached hereto as Exhibit 2.1 and 2.2, are incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         (c) Exhibits

         2.1  Termination Agreement

         2.2  Agreement relating to the French Exchange Offer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               ALCAN ALUMINIUM LIMITED



                                        By:    /s/  Serge Fecteau
                                               -----------------------
                                               Serge Fecteau
                                               Assistant Secretary



Date:  March 22, 2000

                                 EXHIBIT INDEX

Exhibit
Number                                Description
-----------                           -----------

(2.1)      Termination Agreement.

(2.2)      Agreement relating to the French Exchange Offer.
